Exhibit 10.4

SECURITY AGREEMENT

among

TSI HOLDINGS II, LLC,

TOWN SPORTS INTERNATIONAL, LLC,

CERTAIN OTHER SUBSIDIARIES OF TSI HOLDINGS II, LLC

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as COLLATERAL AGENT

Dated as of November 15, 2013

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of November 15, 2013, made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the “Assignors”) in favor of Deutsche Bank AG New York Branch, as collateral agent (together with any successor collateral agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, TSI Holdings II, LLC (“Holdings”), Town Sports International, LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as administrative agent (together with any successor administrative agent, the “Administrative Agent”), have entered into a Credit Agreement, dated as of November 15, 2013 (as amended, modified, restated, extended, restructured and/or supplemented from time to time, together with any agreement refinancing in full the Indebtedness under such agreement or successor agreements to the extent such agreement provides that it is to be the “Credit Agreement” hereunder, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Collateral Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements and/or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”);

WHEREAS, pursuant to the Credit Agreement Party Guaranty, each Credit Agreement Party has guaranteed to the Guaranteed Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, pursuant to the Subsidiaries Guaranty, each Assignor (other than Holdings and the Borrower) has jointly and severally guaranteed the payment and performance when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower, and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into by the Borrower and/or one or more of its Subsidiaries of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding recital and to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower and the Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower and/or one or more of its Subsidiaries;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I

SECURITY INTERESTS

1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, in each case for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

(i)	each and every Account;

(ii)	all cash;

(iii)	the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

(iv)	all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v)	all Commercial Tort Claims (including all Commercial Tort Claims described in Annex D hereto);

(vi)	all Domain Names, Trade Secrets, and other proprietary information, including financial data, personal information, customer lists, supplier lists, business plans, and data collections;

(vii)	all Contracts, together with all Contract Rights arising thereunder;

(viii)	all Copyrights;

(ix)	all Equipment;

(x)	all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

(xi)	all Documents;

(xii)	all General Intangibles;

(xiii)	all Goods;

(xiv)	all Instruments;

(xv)	all Inventory;

(xvi)	all Investment Property and Securities Accounts;

(xvii)	all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xviii)	all Marks, together with the registrations and right to all renewals thereof, the goodwill of the business of such Assignor symbolized by the Marks and all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same;

(xix)	all Patents, together with all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same;

(xx)	all Permits;

(xxi)	all Software and all recorded data of any kind or nature, and any media on which the foregoing is recorded;

(xxii)	all Supporting Obligations;

(xxiii)	all claims of such Assignor against the Captive Insurance Company;

(xxiv)	all other personal property and fixtures of such Assignor; and

(xxv)	all Proceeds and products of any and all of the foregoing (all of the above, including this clause (xxv), the “Collateral”);

provided that no Assignor shall be required to grant a security interest hereunder in (and the term “Collateral” shall not include) any Excluded Collateral (so long as same remains “Excluded Collateral” in accordance with the definition thereof).

(b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

(c) Notwithstanding anything to the contrary contained in this Agreement, (A) the Assignors shall not be required to take any actions to perfect the Collateral Agent’s security interest hereunder in motor vehicles, Letter-of-Credit Rights, cash, Deposit Accounts and Securities Accounts, in each case except to the extent that a security interest in such types of Collateral can be perfected by (i) the filings of a UCC-1 (or similar) financing statement under the applicable UCC, and (ii) in the case of Letter-of-Credit Rights, by taking the respective actions described in Section 3.7 hereof (and the representations, warranties and covenants contained in this Agreement with respect to a perfected security interest in such Collateral shall be qualified to the extent provided in this Section 1.1(c)), (B) the Assignors shall not be required to enter into any foreign law pledges, mortgages or security agreements and (C) the Assignors shall not be required to take any actions to perfect the Collateral Agent’s security interest hereunder in any asset for which the cost of perfecting a security interest in such asset is excessive in relation to the value of the security to be offered thereby (as reasonably determined by the Collateral Agent) so long as, in the case of this clause (C), the applicable Assignor delivers a written request to the Collateral Agent specifically identifying (x) the applicable assets, the value thereof and the cost of perfecting a security interest therein and (y) the perfection steps not to be taken with respect to such assets and such written request is acknowledged and agreed to by the Collateral Agent in writing.

(d) Notwithstanding anything to the contrary contained in this Agreement, no security interest is assigned, transferred, pledged or granted in any “intent-to-use” application for registration of a Mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing with respect thereto of a verified “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act, to the extent that, and during the period in which, the assignment, transfer, pledge or grant of a security interest in such intent-to-use application would impair the validity or enforceability of any registration that issues from that intent-to-use application under applicable federal law.

1.2 Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1 Necessary Filings. Except as expressly permitted by the Credit Agreement, (i) all filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or will be accomplished within the time periods set forth in the first sentence of Section 8.11(a) of the Credit Agreement) and (ii) the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates (or upon such filings will create) a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected and is required to be perfected hereunder (x) by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), (y) by filing a financing statement under the UCC as enacted in any relevant jurisdiction or (z) by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

2.2 No Liens. Except as expressly permitted by the Credit Agreement, such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner or holder of all Collateral free from any Lien (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

2.3 Other Financing Statements. Except as expressly permitted by the Credit Agreement, as of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

2.4 Chief Executive Office. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

2.5 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Organizational Identification Numbers; Changes Thereto; etc. As of the date hereof, the exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, the organizational identification number (if any) of such Assignor, and whether or not such Assignor is a Transmitting Utility, is listed on Annex B hereto for such Assignor. Except as expressly permitted by the Credit Agreement, such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, or its organizational identification number (if any) from that listed on Annex B hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Credit Documents and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization from the United States or a State thereof to a jurisdiction of organization outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not more than 10 days’ written notice (or such longer period as shall be acceptable to the Collateral Agent) after each change to the information listed on Annex B (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex B which shall correct the applicable information contained therein for such Assignor, and (ii) in connection with such respective change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

2.6 Trade Names; Etc. Except as expressly permitted by the Credit Agreement, such Assignor does not have nor does it operate in any jurisdiction under, nor in the preceding five years has it had or operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name as specified in Annex B and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. Such Assignor may assume or operate in any jurisdiction under any new trade, fictitious or other name if (i) it shall have given to the Collateral Agent not more than 10 days’ written notice (or such longer period as shall be acceptable to the Collateral Agent) after any such assumption or operation, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

ARTICLE III

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1 Maintenance of Records. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

3.2 Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.2 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing.

3.3 Collection. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate, and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

3.4 Instruments. If any Assignor owns or acquires any Instrument in excess of $1,000,000 constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Instrument subject to pledge pursuant to the Pledge Agreement), such Assignor will within 10 Business Days (or such longer period as shall be acceptable to the Collateral Agent in its sole discretion) notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

3.5 Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.6 Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.7 Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

3.8 Commercial Tort Claims. All Commercial Tort Claims of, and known to, each Assignor in existence on the date of this Agreement are described in Annex D hereto (but only to the extent that the amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of an individual Commercial Tort Claim is $1,000,000 or more). If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

3.9 Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper in each case in respect of goods with a value greater than $1,000,000 held or owned by such Assignor. Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 10 days (or such longer period as shall be acceptable to the Collateral Agent in its sole discretion)) following any request by the Collateral Agent, deliver an original of all of its Tangible Chattel Paper in each case in respect of goods with a value greater than $1,000,000 to the Collateral Agent.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1 Additional Representations and Warranties. Except as otherwise expressly permitted by the Credit Agreement, each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks and Domain Names listed in Annex E hereto for such Assignor and that said listed Marks and Domain Names include all (a) United States trademarks and service marks registered in the United States Patent and Trademark Office, (b) applications to register United States trademarks and service marks in the United States Patent and Trademark Office, and (c) Internet domain names, in each case of (a)-(c), that such Assignor owns in connection with its business as of the date hereof. Except as otherwise expressly permitted by the Credit Agreement, each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks and Domain Names that are necessary for the conduct of its business as currently conducted. Except as otherwise expressly permitted by the Credit Agreement, each Assignor further warrants that it has no knowledge of any written or other material third party claim received by it that any aspect of such Assignor’s present business operations infringe or will infringe any trademark, service mark or trade name of any other Person which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Except as otherwise expressly permitted by the Credit Agreement, each Assignor represents and warrants that the registrations listed in Annex E are subsisting and have not been canceled and, to such Assignor’s knowledge, are valid, and such Assignor is not aware, except as would not have a Material Adverse Effect, of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, solely upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect, in accordance with Section 7.1 hereof, an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

4.2 Infringements. Except as each Assignor otherwise determines in its reasonable business judgment and as otherwise expressly permitted by the Credit Agreement, each Assignor agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

4.3 Preservation of Marks and Domain Names. Except as otherwise permitted by the Credit Agreement, each Assignor agrees to use its United States federally registered Marks that are material to such Assignor’s business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (in each case, other than as such Assignor determines that the preservation or continued effectiveness thereof is no longer desirable in the conduct of the business).

4.4 Maintenance of Registration. Except as otherwise permitted by the Credit Agreement, each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld (in each case, other than as such Assignor determines that the preservation or continued effectiveness thereof is no longer desirable in the conduct of the business).

4.5 Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, at the end of the calendar quarter in which such certificate or similar indicia of ownership was received, or on such later date as the Collateral Agent shall agree in its sole discretion, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex H hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

ARTICLE V

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1 Additional Representations and Warranties. Except as otherwise expressly permitted by the Credit Agreement, each Assignor represents and warrants that it is the true and lawful owner of (i) all rights in (x) the Patents listed in Annex F hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (y) the Copyrights listed in Annex G hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to register United States copyrights that such Assignor owns as of the date hereof and (ii) all rights in, or otherwise has the right to use, all Trade Secrets and other proprietary information necessary to operate the business of such Assignor as currently operated. Except as otherwise expressly permitted by the Credit Agreement, each Assignor further warrants that it has no knowledge of any written or other material third party claim received by it that any aspect of such Assignor’s present business operations infringes or will infringe any patent and/or copyright of any other Person, or that such Assignor has misappropriated any trade secret or other proprietary information, in each case which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, solely upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect, in accordance with Section 7.1 hereof, an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

5.2 Infringements. Except as each Assignor otherwise determines in its reasonable business judgment and as otherwise expressly permitted by the Credit Agreement, each Assignor agrees to diligently prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret, for which such Assignor has a right of action for misappropriation, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.3 Maintenance of Patents or Copyrights. Except as otherwise permitted by the Credit Agreement, at its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each issued Patent or registered Copyright (other than as such Assignor determines that the preservation or continued effectiveness thereof is no longer desirable in the conduct of the business).

5.4 Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex H hereto and (ii) United States Copyrights listed on Annex I hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (in each case, other than as such Assignor determines that the preservation or continued effectiveness thereof is no longer desirable in the conduct of the business) or as otherwise expressly permitted by the Credit Agreement.

5.5 Other Patents and Copyrights. At the end of each calendar quarter following the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, or on such later date as the Collateral Agent shall agree in its sole discretion, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex I or J hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL

6.1 Protection of Collateral Agent’s Security. Except as otherwise permitted by the Credit Documents, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Except as otherwise expressly permitted by the Credit Agreement, each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor’s own expense to the extent and in the manner required by the Credit Documents. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Credit Documents, during the existence of an Event of Default the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

6.2 Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 Business Days, or on such later date as the Collateral Agent shall agree in its sole discretion, after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including with reasonable specificity and in summary form, the identity of the Collateral or such components thereof as may have been reasonably requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be reasonably requested by the Collateral Agent. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

6.3 Further Actions. Subject to the terms of Section 1.1(c) hereof and to the last sentence of Section 9.12(a) of the Credit Agreement, each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, take such further steps relating to the Collateral, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

6.4 Financing Statements. Each Assignor agrees to authorize and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor).

ARTICLE VII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) withdraw all monies, securities and instruments in the Cash Collateral Account and/or in any other Deposit Account or Securities Account maintained with the Collateral Agent or any other Secured Creditor (or any affiliate thereof) for application to the Obligations in accordance with Section 7.4 hereof;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4;

(viii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

(ix) declare the entire right, title and interest of any Assignor in and to any Patents, Copyrights, Domain Names, and Marks included in the Collateral, in which event such rights, title and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Sections 4.1 and 5.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar;

(x) use or practice any Patents, Copyrights, Trade Secrets or other proprietary information, Marks, and Domain Names included in the Collateral and the goodwill of any Assignor’s business symbolized by such Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and

(xi) direct any Assignor to refrain, in which event such Assignor shall refrain, from using or practicing any Patents, Copyrights, Trade Secrets or other proprietary information, Marks, and Domain Names included in the Collateral in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership and any registrations and pending applications to the Collateral Agent for the benefit of the Secured Creditors;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement, the other Security Documents and the Credit Agreement.

7.2 Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days’ prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for sale in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make a disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(ii) except as otherwise expressly provided in this Agreement, all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

7.4 Application of Proceeds. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral (and, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, all monies collected by the Pledgee or collateral agent under such other Security Document upon any sale or other disposition of the collateral under any such Security Document), together with all other moneys received by the Collateral Agent hereunder and under each other Security Document, shall be applied as follows:

(i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of “Obligations”;

(ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of such amount remaining to be distributed;

(iii) third, to the extent proceeds remain after the application pursuant to preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of such amount remaining to be distributed; and

(iv) fourth, to the extent proceeds remain after the application pursuant to preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

(b) For purposes of this Agreement, (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor’s Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) “Primary Obligations” shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings, all contingent reimbursement obligations equal to the Stated Amount of all outstanding Letters of Credit and all Fees, and (ii) in the case of the Other Obligations, all amounts due under each Interest Rate Protection Agreement and each Other Hedging Agreement with an Other Creditor (other than indemnities, fees (including, without limitation, attorneys’ fees) and similar obligations and liabilities) and (z) “Secondary Obligations” shall mean all Obligations other than Primary Obligations.

(c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor entitled to distribution and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

(d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Revolving Loans and Swingline Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

(e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a “Representative”) for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

(f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

(g) This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith. It is understood that each Assignor shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE VIII

INDEMNITY

8.1 Indemnity. (a) Without limiting the provisions of the other Secured Debt Agreements, each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor (in its capacity as such) and their respective successors, assigns, employees, affiliates, advisors and agents (as to any Indemnitee, its “Related Parties”) (hereinafter in this Section 8.1 referred to individually as “Indemnitee,” and collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses (limited, in the case of any Event of Default, to one counsel to the Collateral Agent, one additional counsel for all Issuing Lenders and Lenders, taken as a whole, one local counsel for the Collateral Agent and the Lenders, taken as a whole, in each relevant jurisdiction, and, solely in the case of an actual or perceived conflict of interests, one additional counsel in each relevant jurisdiction to each group of affected Lenders similarly situated, taken as a whole)) (for the purposes of this Section 8.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable and documented fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in all applicable public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all reasonable and documented other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

(d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements entered into with the Other Creditors and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

ARTICLE IX

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Account” shall mean any “account” as such term is defined in the UCC as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a secondary obligation incurred or to be incurred, (iv) for energy provided or to be provided, (v) arising out of the use of a credit or charge card or information contained on or for use with the card, or (vi) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term “account” shall include all Health-Care-Insurance Receivables.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall mean this Security Agreement as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“As-Extracted Collateral” shall mean “as-extracted collateral” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Assignor” shall have the meaning provided in the first paragraph of this Agreement.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Class” shall have the meaning provided in Section 10.2 of this Agreement.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts, and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean any United States or foreign copyright owned by any Assignor, including any registrations of any copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.

“Credit Document Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Credit Documents” shall have the meaning provided in the Credit Agreement, as such documents may be amended, modified, restated and/or supplemented from time to time in connection with the Credit Agreement.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Documents” shall mean “documents” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor has any right, title or interest.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Equipment” shall mean any “equipment” as such term is defined in the UCC as in effect on the date hereof in the State of New York now or hereafter owned by any Assignor, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement.

“Excluded Collateral” shall mean (i) any Contract that validly prohibits, restricts or requires the consent not obtained of a third party (other than Holdings or a Subsidiary thereof) for the creation by such Assignor of a security interest in such Contract (or in any rights or property obtained by such Assignor under such Contracts) except to the extent that any such prohibition or restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 and 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code), (ii) any property subject to a Lien permitted by Section 10.01(vi), (vii), (ix), (xii), (xiv) or (xv) of the Credit Agreement, to the extent that the contractual arrangements governing such Lien expressly prohibit the granting of a security interest hereunder in such property, (iii) any property to the extent that such grant of a security interest is prohibited by a governmental authority, or requires a consent not obtained of any governmental authority, (iv) the Equity Interests in Persons that are not Wholly-Owned Subsidiaries of Holdings but only to the extent that the pledge of such Equity Interests is not permitted hereunder by the terms of any agreement or organizational document of such Person and only so long as such contractual prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, the Bankruptcy Code or any other requirement of law, (v) any Equity Interests in (x) the Captive Insurance Subsidiary (to the extent that a pledge of a security interest in the Equity Interests of the Captive Insurance Company is prohibited by applicable law or regulation) and (y) Persons that are Foreign Subsidiaries in excess of 65% of the total outstanding voting securities of such Foreign Subsidiary and (vi) any asset for which the cost of obtaining a security interest in such asset is excessive in relation to the value of the security to be offered thereby (as reasonably determined by the Collateral Agent) so long as, in the case of this clause (vi), the applicable Assignor delivers a written request to the Collateral Agent specifically identifying (x) the applicable assets, the value thereof and the cost of obtaining a security interest therein and (y) the steps not to be taken with respect to obtaining a security interest in such assets, and such written request is acknowledged and agreed to by the Collateral Agent in writing.

“General Intangibles” shall mean “general intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Goods” shall mean “goods” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Health-Care-Insurance Receivable” shall mean any “health-care-insurance receivable” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Holdings” shall have the meaning provided in the recitals hereto.

“Indemnitee” shall have the meaning provided in Section 8.1(a) of this Agreement.

“Instrument” shall mean “instruments” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor’s customers, and shall specifically include all “inventory” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Lender Creditors” shall have the meaning provided in the recitals of this Agreement.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Marks” shall mean any trademarks, service marks and trade names owned by any Assignor, including any registration or application for registration of any trademarks and service marks owned by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks owned by any Assignor and any trade dress owned by any Assignor.

“Obligations” shall mean and include, as to any Assignor, all of the following:

(i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations (both actual and contingent) under Letters of Credit, fees, cost and indemnities (including, in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) of such Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under its Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the “Credit Document Obligations”);

(ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, in each case, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by each Assignor to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising (including, without limitation, in the case of an Assignor that is a Guarantor, all obligations, liabilities and indebtedness of such Assignor under its Guaranty in respect of the Interest Rate Protection Agreements and Other Hedging Agreements), and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Other Obligations”);

(iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement;

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement but shall exclude any Excluded Swap Obligations.

“Other Creditors” shall have the meaning provided in the recitals of this Agreement.

“Other Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Patents” shall mean any United States or foreign patent owned by any Assignor, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Primary Obligations” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Pro Rata Share” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Registered Organization” shall have the meaning provided in the UCC as in effect in the State of New York.

“Representative” shall have the meaning provided in Section 7.4(e) of this Agreement.

“Required Secured Creditors” shall mean at any time when any Credit Document Obligations are outstanding (other than contingent indemnity obligations that are not then due and payable) or any Commitments or Letters of Credit under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders).

“Requisite Creditors” shall have the meaning provided in Section 10.2 of this Agreement.

“Secondary Obligations” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Secured Debt Agreements” shall mean and include (i) this Agreement and the other Credit Documents and (ii) the Interest Rate Protection Agreements and Other Hedging Agreements entered into with an Other Creditor.

“Securities Accounts” shall mean all “securities accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Software” shall mean “software” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to, all of such Assignor’s rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.

“Trade Secrets” shall mean any trade secrets or other proprietary and confidential information including financial data, personal information, customer lists, supplier lists, business plans, and data collections, to the extent each of the foregoing constitute trade secrets, to which any Assignor has any right, title or interest therein.

“Transmitting Utility” shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

ARTICLE X

MISCELLANEOUS

10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telecopy or courier service and all such notices and communications shall, when mailed, telecopied or sent by courier, be effective when deposited in the mails, delivered to the overnight courier, or sent by telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a) if to any Assignor, at:

c/o Town Sports International, LLC

5 Penn Plaza

4th Floor

New York, New York 10001

Attention: Dan Gallagher

Telephone No.: (212) 246-6700

Telecopier No.:

(b) if to the Collateral Agent, at:

60 Wall Street

New York, NY 10005

Attn: MaryKay Coyle

Tel:

Fax:

e-mail:

(c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

(d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Borrower and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2 Waiver; Amendment. Except as provided in the Credit Agreement, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, (i) that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class, (ii) supplements to the Annexes hereto and to the other Security Documents may be made without the consent of any Secured Creditor, other than the Collateral Agent, as provided herein or therein, and (iii) Assignors may be released from their obligations hereunder and under the other Security Documents and new Assignors may be added hereto and to the other Security Documents without the consent of any Secured Creditors other than the Collateral Agent, as provided herein or therein. For the purpose of this Agreement and each other Security Document, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement;

or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

10.4 Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder or under the other Credit Documents without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD

OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

(b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.7 Assignor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that, prior to the Termination Date, each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and, except as otherwise provided in Section 10.11 hereof, the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

10.8 Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all other Credit Document Obligations then due and payable have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party in accordance with the Credit Agreement) or any other transaction expressly permitted by the Credit Agreement requires a release of the relevant Collateral (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by the Secured Debt Agreements or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or other disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreements, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

(c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a senior officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b) hereof, it shall deliver to the Collateral Agent a certificate signed by a principal executive officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 10.8.

10.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent. Delivery of an executed counterpart hereof by facsimile or other electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11 The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

10.12 Additional Assignors. It is understood and agreed that any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the respective Secured Debt Agreements, shall become an Assignor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent, or by executing a Joinder Agreement, (y) delivering supplements to Annexes A through G, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date, and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

TOWN SPORTS INTERNATIONAL, LLC,
as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Chief Financial Officer

TSI HOLDINGS II, LLC,
as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Chief Financial Officer

BFX WEST 65TH STREET, LLC
BOUTIQUE FITNESS, LLC
TSI 217 BROADWAY, LLC
TSI ALEXANDRIA, LLC
TSI ALEXANDRIA WEST, LLC
TSI ALLSTON, LLC
TSI ANDOVER, LLC
TSI ARDMORE, LLC
TSI ARTHRO-FITNESS SERVICES, LLC
TSI ASTORIA, LLC
TSI AVENUE A, LLC
TSI BACK BAY, LLC
TSI BATTERY PARK, LLC
TSI BAY RIDGE 86TH STREET, LLC
TSI BAYONNE, LLC
TSI BAYRIDGE, LLC
TSI BEACON STREET, LLC
TSI BENSONHURST, LLC
TSI BETHESDA, LLC
TSI BOYLSTON, LLC,
each as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Senior Vice President - Chief Financial Officer

TSI BROADWAY, LLC
TSI BROOKLYN BELT, LLC
TSI BRUNSWICK, LLC
TSI BULFINCH, LLC
TSI BUTLER, LLC
TSI CANTON, LLC
TSI CARMEL, LLC
TSI CASH MANAGEMENT, LLC
TSI CENTRAL SQUARE, LLC
TSI CHERRY HILL, LLC

TSI CHEVY CHASE, LLC

TSI CLARENDON, LLC

TSI CLARENDON STREET, LLC

TSI CLIFTON, LLC

TSI COBBLE HILL, LLC

TSI COLONIA, LLC

TSI COLUMBIA HEIGHTS, LLC

TSI COMMACK, LLC

TSI CONNECTICUT AVENUE, LLC

TSI COURT STREET, LLC

TSI CROTON, LLC

TSI DANBURY, LLC

TSI DAVIS SQUARE, LLC

TSI DEER PARK, LLC

TSI DOBBS FERRY, LLC

TSI DORCHESTER, LLC

TSI DOWNTOWN CROSSING, LLC

TSI DUPONT CIRCLE, INC.

TSI DUPONT II, INC.

TSI EAST 23, LLC

TSI EAST 31, LLC

TSI EAST 34, LLC

TSI EAST 36, LLC

TSI EAST 41, LLC

TSI EAST 48, LLC

TSI EAST 51, LLC

TSI EAST 59, LLC

TSI EAST 76, LLC

TSI EAST 86, LLC

TSI EAST 91, LLC,

each as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Senior Vice President - Chief Financial Officer

TSI EAST BRUNSWICK, LLC

TSI EAST MEADOW, LLC

TSI ENGLEWOOD, LLC

TSI F STREET, LLC

TSI FAIRFAX, LLC

TSI FENWAY, LLC

TSI FIRST AVENUE, LLC

TSI FIT ACQUISITION, LLC

TSI FOREST HILLS, LLC

TSI FORT LEE, LLC

TSI FRAMINGHAM, LLC

TSI FRANKLIN (MA), LLC

TSI FRANKLIN PARK, LLC

TSI FREEHOLD, LLC

TSI GALLERY PLACE, LLC

TSI GARDEN CITY, LLC

TSI GARNERVILLE, LLC

TSI GEORGETOWN, LLC

TSI GERMANTOWN, LLC

TSI GLENDALE, LLC

TSI GLOVER, LLC

TSI GRAND CENTRAL, LLC

TSI GREAT NECK, LLC

TSI GREENPOINT, LLC

TSI GREENWICH, LLC

TSI HARTSDALE, LLC

TSI HAWTHORNE, LLC

TSI HERALD, LLC

TSI HICKSVILLE, LLC

TSI HIGHPOINT, LLC

TSI HOBOKEN, LLC

TSI HOBOKEN NORTH, LLC

TSI HOLDINGS (CIP), LLC

TSI HOLDINGS (DC), LLC

TSI HOLDINGS (IP), LLC

TSI HOLDINGS (MA), LLC

TSI HOLDINGS (MD), LLC

TSI HOLDINGS (NJ), LLC

TSI HOLDINGS (PA), LLC

TSI HOLDINGS (VA), LLC,

each as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Senior Vice President - Chief Financial Officer

TSI HUNTINGTON, LLC

TSI INTERNATIONAL, INC.

TSI IRVING PLACE, LLC

TSI JAMAICA ESTATES, LLC

TSI JERSEY CITY, LLC

TSI K STREET, LLC

TSI LARCHMONT, LLC

TSI LEXINGTON (MA), LLC

TSI LINCOLN, LLC

TSI LIVINGSTON, LLC

TSI LONG BEACH, LLC

TSI LYNNFIELD, LLC

TSI M STREET, LLC

TSI MAHWAH, LLC

TSI MAMARONECK, LLC

TSI MARKET STREET, LLC

TSI MARLBORO, LLC

TSI MATAWAN, LLC

TSI MERCER STREET, LLC

TSI MIDWOOD, LLC

TSI MONTCLAIR, LLC

TSI MORRIS PARK, LLC

TSI MURRAY HILL, LLC

TSI NANUET, LLC

TSI NATICK, LLC

TSI NEW ROCHELLE, LLC

TSI NEWARK, LLC

TSI NEWBURY STREET, LLC

TSI NEWTON, LLC

TSI NO SWEAT, LLC

TSI NORTH BETHESDA, LLC

TSI NORWALK, LLC

TSI OCEANSIDE, LLC

TSI OLD BRIDGE, LLC

TSI PARSIPPANY, LLC

TSI PLAINSBORO, LLC

TSI PORT JEFFERSON, LLC

TSI PRINCETON, LLC

TSI PRINCETON NORTH, LLC

TSI PROVIDENCE DOWNTOWN, LLC,

each as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Senior Vice President - Chief Financial Officer

TSI PROVIDENCE EASTSIDE, LLC

TSI RADNOR, LLC

TSI RAMSEY, LLC

TSI READE STREET, LLC

TSI REGO PARK, LLC

TSI RIDGEWOOD, LLC

TSI RODIN PLACE, LLC

TSI SCARSDALE, LLC

TSI SEAPORT, LLC

TSI SHERIDAN, LLC

TSI SILVER SPRING, LLC

TSI SMITHTOWN, LLC

TSI SOCIETY HILL, LLC

TSI SOHO, LLC

TSI SOMERS, LLC

TSI SOMERSET, LLC

TSI SOUTH BETHESDA, LLC

TSI SOUTH END, LLC

TSI SOUTH PARK SLOPE, LLC

TSI SOUTH STATION, LLC

TSI SPRINGFIELD, LLC

TSI STAMFORD DOWNTOWN, LLC

TSI STAMFORD POST, LLC

TSI STAMFORD RINKS, LLC

TSI STATEN ISLAND, LLC

TSI STERLING, LLC

TSI SUMMER STREET, LLC

TSI SUNNYSIDE, LLC

TSI SYOSSET, LLC,

TSI UNIVERSITY MANAGEMENT, LLC

TSI VARICK STREET, LLC

TSI WALL STREET, LLC

TSI WALTHAM, LLC

TSI WASHINGTON, INC.

TSI WATER STREET, LLC

TSI WATERTOWN, LLC

TSI WAYLAND, LLC

TSI WELLESLEY, LLC

TSI WELLINGTON CIRCLE, LLC

TSI WEST 14, LLC

TSI WEST 16, LLC,

each as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Senior Vice President - Chief Financial Officer

TSI WEST 23, LLC

TSI WEST 38, LLC

TSI WEST 41, LLC

TSI WEST 44, LLC

TSI WEST 48, LLC

TSI WEST 52, LLC

TSI WEST 73, LLC

TSI WEST 76, LLC

TSI WEST 80, LLC

TSI WEST 94, LLC

TSI WEST 115TH STREET, LLC

TSI WEST 125, LLC

TSI WEST 145TH STREET, LLC

TSI WEST CALDWELL, LLC

TSI WEST END, LLC

TSI WEST HARTFORD, LLC

TSI WEST NEWTON, LLC

TSI WEST NYACK, LLC

TSI WEST SPRINGFIELD, LLC

TSI WESTBOROUGH, LLC

TSI WESTPORT, LLC

TSI WESTWOOD, LLC

TSI WEYMOUTH, LLC

TSI WHITE PLAINS, LLC

TSI WHITE PLAINS CITY CENTER, LLC

TSI WHITESTONE, LLC

TSI WILLIAMSBURG, LLC

TSI WOBURN, LLC

TSI WOODMERE, LLC,

each as an Assignor

By:	/s/ Daniel Gallagher
Name: Daniel Gallagher
Title: Senior Vice President - Chief Financial Officer

Accepted and Agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

TABLE OF CONTENTS

Page

ARTICLE I SECURITY INTERESTS	2

1.1 Grant of Security Interests	2
1.2 Power of Attorney	4

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS	5

2.1 Necessary Filings	5
2.2 No Liens	5
2.3 Other Financing Statements	5
2.4 Chief Executive Office	5
2.5 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Organizational Identification Numbers; Changes Thereto; etc.	6
2.6 Trade Names; Etc.	6

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL	7

3.1 Maintenance of Records	7
3.2 Direction to Account Debtors; Contracting Parties; etc.	7
3.3 Collection	7
3.4 Instruments	8
3.5 Assignors Remain Liable Under Accounts	8
3.6 Assignors Remain Liable Under Contracts	8
3.7 Letter-of-Credit Rights	8
3.8 Commercial Tort Claims	9
3.9 Chattel Paper	9

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES	9

4.1 Additional Representations and Warranties	9
4.2 Infringements	10
4.3 Preservation of Marks and Domain Names	10
4.4 Maintenance of Registration	10
4.5 Future Registered Marks	10

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS	11

5.1 Additional Representations and Warranties	11
5.2 Infringements	11

5.3 Maintenance of Patents or Copyrights	11
5.4 Prosecution of Patent or Copyright Applications	11
5.5 Other Patents and Copyrights	12

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL	12

6.1 Protection of Collateral Agent’s Security	12
6.2 Additional Information	12
6.3 Further Actions	12
6.4 Financing Statements	13

ARTICLE VII REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT	13

7.1 Remedies; Obtaining the Collateral Upon Default	13
7.2 Remedies; Disposition of the Collateral	15
7.3 Waiver of Claims	16
7.4 Application of Proceeds	16
7.5 Remedies Cumulative	18
7.6 Discontinuance of Proceedings	19

ARTICLE VIII INDEMNITY	19

8.1 Indemnity	19
8.2 Indemnity Obligations Secured by Collateral; Survival	20

ARTICLE IX DEFINITIONS	21

ARTICLE X MISCELLANEOUS	27

10.1 Notices	27
10.2 Waiver; Amendment	28
10.3 Obligations Absolute	28
10.4 Successors and Assigns	29
10.5 Headings Descriptive	29
10.6 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	29
10.7 Assignor’s Duties	30
10.8 Termination; Release	30
10.9 Counterparts	31
10.10 Severability	31
10.11 The Collateral Agent and the other Secured Creditors	32
10.12 Additional Assignors	32

ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization and Organizational Identification Numbers
ANNEX C	Schedule of Trade and Fictitious Names

ANNEX D	Schedule of Commercial Tort Claims
ANNEX E	Schedule of Marks and Applications; Internet Domain Name Registrations
ANNEX F	Schedule of Patents
ANNEX G	Schedule of Copyrights
ANNEX H	Grant of Security Interest in United States Trademarks
ANNEX I	Grant of Security Interest in United States Patents
ANNEX J	Grant of Security Interest in United States Copyrights

[Remainder of this page intentionally left blank]

ANNEX A

to

SECURITY AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office

TSI Holdings II, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
Town Sports International, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
BFX West 65th Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
Boutique Fitness, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI 217 Broadway, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Alexandria, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Alexandria West, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Allston, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Andover, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Ardmore, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Arthro-Fitness Services, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Astoria, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Avenue A, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Back Bay, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Battery Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bay Ridge 86th Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Bayonne, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bayridge, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Beacon Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bensonhurst, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bethesda, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Boylston, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Broadway, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Brooklyn Belt, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Brunswick, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Bulfinch, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Butler, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Canton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Carmel, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Cash Management, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Central Square, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Cherry Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Chevy Chase, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Clarendon, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Clarendon Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Clifton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Cobble Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Colonia, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Columbia Heights, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Commack, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Connecticut Avenue, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Court Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Croton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Danbury, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Davis Square, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Deer Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dobbs Ferry, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dorchester, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Downtown Crossing, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dupont Circle, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Dupont II, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI East Brunswick, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East Meadow, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 23, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 31, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 34, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 36, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 41, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 48, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 51, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 59, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 76, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 86, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI East 91, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Englewood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI F Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Fairfax, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Fenway, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI First Avenue, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Fit Acquisition, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Forest Hills, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Fort Lee, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Framingham, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Franklin (MA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Franklin Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Freehold, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Gallery Place, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Garden City, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Garnerville, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Georgetown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Germantown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Glendale, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Glover, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Grand Central, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Great Neck, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Greenpoint, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Greenwich, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hartsdale, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hawthorne, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Herald, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hicksville, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Highpoint, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hoboken, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Hoboken North, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (CIP), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (DC), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (IP), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (MA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (MD), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (NJ), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (PA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Holdings (VA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Huntington, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI International, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Irving Place, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Jamaica Estates, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Jersey City, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI K Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Larchmont, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Lexington (MA), LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Lincoln, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Livingston, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Long Beach, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Lynnfield, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI M Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Mahwah, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Mamaroneck, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Market Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Marlboro, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Matawan, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Mercer Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Midwood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Montclair, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Morris Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Murray Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Nanuet, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Natick, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI New Rochelle, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Newark, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Newbury Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Newton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI No Sweat, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI North Bethesda, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Norwalk, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Oceanside, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Old Bridge, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Parsippany, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Plainsboro, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Port Jefferson, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Princeton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Princeton North, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Providence Downtown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Providence Eastside, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Radnor, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Ramsey, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Reade Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Rego Park, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Ridgewood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Rodin Place, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Scarsdale, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Seaport, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Sheridan, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Silver Spring, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Smithtown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Society Hill, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Soho, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Somers, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Somerset, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South Bethesda, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South End, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South Park Slope, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI South Station, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Springfield, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Stamford Downtown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Stamford Post, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Stamford Rinks, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Staten Island, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Sterling, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Summer Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Sunnyside, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Syosset, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI University Management, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Varick Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wall Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Waltham, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Washington, Inc.	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Water Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Watertown, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wayland, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wellesley, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Wellington Circle, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Caldwell, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Hartford, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Newton, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Nyack, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West Springfield, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 14, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 16, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 23, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 38, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 41, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI West 44, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 48, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 52, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 73, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 76, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 80, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 94, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 115th Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 125, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West 145th Street, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI West End, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Westborough, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Westport, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Westwood, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Weymouth, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI White Plains City Center, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI White Plains, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Whitestone, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX A

to

SECURITY AGREEMENT

Name of Assignor	Address(es) of Chief Executive Office

TSI Williamsburg, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Woburn, LLC	5 Penn Plaza, 4th Floor New York, NY 10001
TSI Woodmere, LLC	5 Penn Plaza, 4th Floor New York, NY 10001

ANNEX B

to

SECURITY AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

BFX West 65th Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

Boutique Fitness, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

Town Sports International, LLC	Limited Liability Company	Yes	New York	New York		No

TSI 217 Broadway, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Alexandria, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Alexandria West, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Allston, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Andover, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Ardmore, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Arthro-Fitness Services, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Astoria, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Avenue A, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Back Bay, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Battery Park, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Bay Ridge 86th Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Bayonne, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Bayridge, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Beacon Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Bensonhurst, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Bethesda, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Boylston, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Broadway, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Brooklyn Belt, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Brunswick, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Bulfinch, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Butler, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Canton, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Carmel, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Cash Management, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Central Square, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Cherry Hill, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Chevy Chase, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Clarendon, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Clarendon Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Clifton, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Cobble Hill, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Colonia, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Columbia Heights, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Commack, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Connecticut Avenue, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Court Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Croton, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Danbury, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Davis Square, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Deer Park, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Dobbs Ferry, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Dorchester, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Downtown Crossing, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Dupont Circle, Inc.	Corporation	Yes	Delaware	Delaware		No

TSI Dupont II, Inc.	Corporation	Yes	Delaware	Delaware		No

TSI East 23, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 31, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 34, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 36, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 41, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 48, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 51, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI East 59, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 76, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 86, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East 91, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East Brunswick, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI East Meadow, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Englewood, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI F Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Fairfax, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Fenway, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI First Avenue, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Fit Acquisition, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Forest Hills, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Fort Lee, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Framingham, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Franklin (MA), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Franklin Park, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Freehold, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Gallery Place, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Garden City, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Garnerville, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Georgetown, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Germantown, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Glendale, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Glover, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Grand Central, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Great Neck, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Greenpoint, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Greenwich, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Hartsdale, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Hawthorne, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Herald, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Hicksville, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Highpoint, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Hoboken, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Hoboken North, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Holdings II, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (CIP), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (DC), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (IP), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (MA), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (MD), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (NJ), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (PA), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Holdings (VA), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Huntington, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI International, Inc.	Corporation	Yes	Delaware	Delaware		No

TSI Irving Place, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Jamaica Estates, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Jersey City, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI K Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Larchmont, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Lexington (MA), LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Lincoln, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Livingston, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Long Beach, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Lynnfield, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI M Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Mahwah, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Mamaroneck, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Market Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Marlboro, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Matawan, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Mercer Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Midwood, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Montclair, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Morris Park, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Murray Hill, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Nanuet, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Natick, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI New Rochelle, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Newark, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Newbury Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Newton, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI No Sweat, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI North Bethesda, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Norwalk, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Oceanside, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Old Bridge, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Parsippany, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Plainsboro, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Port Jefferson, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Princeton, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Princeton North, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Providence Downtown, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Providence Eastside, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Radnor, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Ramsey, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Reade Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Rego Park, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Ridgewood, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Rodin Place, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Scarsdale, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Seaport, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Sheridan, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Silver Spring, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Smithtown, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Society Hill, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Soho, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Somers, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Somerset, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI South Bethesda, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI South End, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI South Park Slope, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI South Station, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Springfield, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Stamford Downtown, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Stamford Post, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Stamford Rinks, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Staten Island, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Sterling, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Summer Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Sunnyside, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Syosset, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI University Management, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Varick Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Wall Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Waltham, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Washington, Inc.	Corporation	Yes	Delaware	Delaware		No

TSI Water Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI Watertown, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Wayland, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Wellesley, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Wellington Circle, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 14, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 16, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 23, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 38, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 41, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 44, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 48, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 52, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI West 73, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 76, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 80, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 94, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 115th Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 125, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West 145th Street, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West Caldwell, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West End, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West Hartford, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West Newton, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI West Nyack, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX B

to

SECURITY AGREEMENT

Exact Legal Name of Each Entity	Type of Organization (or, if the Entity is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Entity’s Location (for purposes of NY UCC § 9-307)	Entity’s Organization Identification Number (or, if none, so indicate)	Transmitting Utility? (Yes/No)

TSI West Springfield, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Westborough, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Westport, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Westwood, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Weymouth, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI White Plains City Center, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI White Plains, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Whitestone, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Williamsburg, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Woburn, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

TSI Woodmere, LLC	Limited Liability Company	Yes	Delaware	Delaware		No

ANNEX C

to

SECURITY AGREEMENT

SCHEDULE OF TRADE AND FICTITIOUS NAMES

The Company and its Subsidiaries operate fitness clubs under the names “New York Sports Clubs”, “Washington Sports Clubs”, “Boston Sports Club”, and “Philadelphia Sports Clubs” and use the abbreviations “NYSC”, “WSC”, “BSC” and “PSC”, respectively, generally within an oval logo. Set out below is a list of the Company and its Subsidiaries and the trade or fictitious name(s) each operates under:

Name of Assignor	Trade and/or Fictitious Names

Town Sports International, LLC	None
BFX West 65th Street, LLC	None
Boutique Fitness, LLC	None
TSI 217 Broadway, LLC	NYSC
TSI Alexandria, LLC	WSC
TSI Alexandria West, LLC	None
TSI Allston, LLC	BSC
TSI Andover, LLC	BSC
TSI Ardmore, LLC	PSC
TSI Arthro-Fitness Services, LLC	NYSC
TSI Astoria, LLC	NYSC
TSI Avenue A, LLC	NYSC
TSI Back Bay, LLC	BSC
TSI Battery Park, LLC	NYSC
TSI Bay Ridge 86th Street, LLC	NYSC
TSI Bayonne, LLC	NYSC
TSI Bayridge, LLC	NYSC
TSI Beacon Street, LLC	BSC
TSI Bensonhurst, LLC	NYSC
TSI Bethesda, LLC	WSC
TSI Boylston, LLC	BSC
TSI Broadway, LLC	NYSC
TSI Brooklyn Belt, LLC	NYSC

ANNEX C

to

SECURITY AGREEMENT

Name of Assignor	Trade and/or Fictitious Names

TSI Brunswick, LLC	NYSC
TSI Bulfinch, LLC	BSC
TSI Butler, LLC	NYSC
TSI Canton, LLC	None
TSI Carmel, LLC	NYSC
TSI Cash Management, LLC	None
TSI Central Square, LLC	BSC
TSI Cherry Hill, LLC	PSC
TSI Chevy Chase, LLC	WSC
TSI Clarendon, LLC	WSC
TSI Clarendon Street, LLC	BSC
TSI Clifton, LLC	NYSC
TSI Cobble Hill, LLC	NYSC
TSI Colonia, LLC	NYSC
TSI Columbia Heights, LLC	WSC
TSI Commack, LLC	NYSC
TSI Connecticut Avenue, LLC	WSC
TSI Court Street, LLC	NYSC
TSI Croton, LLC	NYSC
TSI Danbury, LLC	NYSC
TSI Davis Square, LLC	BSC
TSI Deer Park, LLC	NYSC
TSI Dobbs Ferry, LLC	NYSC
TSI Dorchester, LLC	BSC
TSI Downtown Crossing, LLC	BSC
TSI Dupont Circle, Inc.	None
TSI Dupont II, Inc.	None
TSI East Brunswick, LLC	NYSC
TSI East Meadow, LLC	NYSC

ANNEX C

to

SECURITY AGREEMENT

Name of Assignor	Trade and/or Fictitious Names

TSI East 23, LLC	NYSC
TSI East 31, LLC	NYSC
TSI East 34, LLC	NYSC
TSI East 36, LLC	NYSC
TSI East 41, LLC	NYSC
TSI East 48, LLC	NYSC
TSI East 51, LLC	NYSC
TSI East 59, LLC	NYSC
TSI East 76, LLC	NYSC
TSI East 86, LLC	NYSC
TSI East 91, LLC	NYSC
TSI Englewood, LLC	NYSC
TSI F Street, LLC	WSC
TSI Fairfax, LLC	WSC
TSI Fenway, LLC	BSC
TSI First Avenue, LLC	NYSC
TSI Fit Acquisition, LLC	None
TSI Forest Hills, LLC	NYSC
TSI Fort Lee, LLC	NYSC
TSI Framingham, LLC	BSC
TSI Franklin (MA), LLC	BSC
TSI Franklin Park, LLC	NYSC
TSI Freehold, LLC	NYSC
TSI Gallery Place, LLC	WSC
TSI Garden City, LLC	NYSC
TSI Garnerville, LLC	NYSC
TSI Georgetown, LLC	WSC
TSI Germantown, LLC	WSC
TSI Glendale, LLC	NYSC

ANNEX C

to

SECURITY AGREEMENT

Name of Assignor	Trade and/or Fictitious Names

TSI Glover, LLC	WSC
TSI Grand Central, LLC	NYSC
TSI Great Neck, LLC	NYSC
TSI Greenpoint, LLC	NYSC
TSI Greenwich, LLC	NYSC
TSI Hartsdale, LLC	NYSC
TSI Hawthorne, LLC	NYSC
TSI Herald, LLC	NYSC
TSI Hicksville, LLC	NYSC
TSI Highpoint, LLC	PSC
TSI Hoboken, LLC	NYSC
TSI Hoboken North, LLC	NYSC
TSI Holdings (CIP), LLC	None
TSI Holdings (DC), LLC	None
TSI Holdings (IP), LLC	None
TSI Holdings (MA), LLC	None
TSI Holdings (MD), LLC	None
TSI Holdings (NJ), LLC	None
TSI Holdings (PA), LLC	None
TSI Holdings (VA), LLC	None
TSI Huntington, LLC	NYSC
TSI International, Inc.	None
TSI Irving Place, LLC	NYSC
TSI Jamaica Estates, LLC	NYSC
TSI Jersey City, LLC	NYSC
TSI K Street, LLC	WSC
TSI Larchmont, LLC	NYSC
TSI Lexington (MA), LLC	BSC
TSI Lincoln, LLC	NYSC

ANNEX C

to

SECURITY AGREEMENT

Name of Assignor	Trade and/or Fictitious Names

TSI Livingston, LLC	NYSC
TSI Long Beach, LLC	NYSC
TSI Lynnfield, LLC	BSC
TSI M Street, LLC	WSC
TSI Mahwah, LLC	NYSC
TSI Mamaroneck, LLC	NYSC
TSI Market Street, LLC	PSC
TSI Marlboro, LLC	NYSC
TSI Matawan, LLC	NYSC
TSI Mercer Street, LLC	NYSC
TSI Midwood, LLC	NYSC
TSI Montclair, LLC	NYSC
TSI Morris Park, LLC	NYSC
TSI Murray Hill, LLC	NYSC
TSI Nanuet, LLC	NYSC
TSI Natick, LLC	BSC
TSI New Rochelle, LLC	NYSC
TSI Newark, LLC	NYSC
TSI Newbury Street, LLC	BSC
TSI Newton, LLC	BSC
TSI No Sweat, LLC	No Sweat
TSI North Bethesda, LLC	WSC
TSI Norwalk, LLC	NYSC
TSI Oceanside, LLC	NYSC
TSI Old Bridge, LLC	NYSC
TSI Parsippany, LLC	NYSC
TSI Plainsboro, LLC	NYSC
TSI Port Jefferson, LLC	NYSC
TSI Princeton, LLC	NYSC

ANNEX C

to

SECURITY AGREEMENT

Name of Assignor	Trade and/or Fictitious Names

TSI Princeton North, LLC	NYSC
TSI Providence Downtown, LLC	BSC I
TSI Providence Eastside, LLC	BSC II
TSI Radnor, LLC	PSC
TSI Ramsey, LLC	NYSC
TSI Reade Street, LLC	NYSC
TSI Rego Park, LLC	NYSC
TSI Ridgewood, LLC	NYSC
TSI Rodin Place, LLC	PSC
TSI Scarsdale, LLC	NYSC
TSI Seaport, LLC	NYSC
TSI Sheridan, LLC	NYSC
TSI Silver Spring, LLC	WSC
TSI Smithtown, LLC	NYSC
TSI Society Hill, LLC	PSC
TSI Soho, LLC	NYSC
TSI Somers, LLC	NYSC
TSI Somerset, LLC	NYSC
TSI South Bethesda, LLC	WSC
TSI South End, LLC	BSC
TSI South Park Slope, LLC	NYSC
TSI South Station, LLC	BSC
TSI Springfield, LLC	NYSC
TSI Stamford Downtown, LLC	NYSC
TSI Stamford Post, LLC	NYSC
TSI Stamford Rinks, LLC	NYSC
TSI Staten Island, LLC	NYSC
TSI Sterling, LLC	WSC
TSI Summer Street, LLC	BSC

ANNEX C

to

SECURITY AGREEMENT

Name of Assignor	Trade and/or Fictitious Names

TSI Sunnyside, LLC	NYSC
TSI Syosset, LLC	NYSC
TSI University Management, LLC	None
TSI Varick Street, LLC	NYSC
TSI Wall Street, LLC	NYSC
TSI Waltham, LLC	BSC
TSI Washington, Inc.	WSC
TSI Water Street, LLC	NYSC
TSI Watertown, LLC	BSC
TSI Wayland, LLC	None
TSI Wellesley, LLC	BSC
TSI Wellington Circle, LLC	BSC
TSI West Caldwell, LLC	NYSC
TSI West Hartford, LLC	NYSC
TSI West Newton, LLC	BSC
TSI West Nyack, LLC	NYSC
TSI West Springfield, LLC	WSC
TSI West 14, LLC	NYSC
TSI West 16, LLC	NYSC
TSI West 23, LLC	NYSC
TSI West 38, LLC	NYSC
TSI West 41, LLC	NYSC
TSI West 44, LLC	NYSC
TSI West 48, LLC	NYSC
TSI West 52, LLC	NYSC
TSI West 73, LLC	NYSC
TSI West 76, LLC	NYSC
TSI West 80, LLC	NYSC
TSI West 94, LLC	NYSC

ANNEX C

to

SECURITY AGREEMENT

Name of Assignor	Trade and/or Fictitious Names

TSI West 115th Street, LLC	NYSC
TSI West 125, LLC	NYSC
TSI West 145th Street, LLC	NYSC
TSI West End, LLC	NYSC
TSI Westport, LLC	NYSC
TSI Westborough, LLC	BSC
TSI Westwood, LLC	NYSC
TSI Weymouth, LLC	BSC
TSI White Plains City Center, LLC	NYSC
TSI White Plains, LLC	NYSC
TSI Whitestone, LLC	NYSC
TSI Williamsburg, LLC	NYSC
TSI Woburn, LLC	BSC
TSI Woodmere, LLC	NYSC

ANNEX D

to

SECURITY AGREEMENT

DESCRIPTION OF COMMERCIAL TORT CLAIMS

Name of Assignor	Description of Commercial Tort Claims

Town Sports International, LLC	On September 22, 2009, in an action styled Town Sports International, LLC v. Ajilon Solutions, a division of Ajilon Professional Staffing LLC (Supreme Court of the State of New York, New York County, 602911-09), TSI, LLC brought an action in the Supreme Court of the State of New York, New York County, against Ajilon for, among other things, breach of contract seeking, among other things, money damages, in connection with Ajilon’s failure to design and deliver to TSI, LLC a new sports club enterprise management system known as GIMS. Subsequently, on October 14, 2009, Ajilon brought a counterclaim against TSI, LLC alleging breach of contract, asserting, among other things, failure to pay outstanding invoices in the aggregate amount of approximately $2.9 million. Following a jury trial, a jury verdict was rendered on January 28, 2013, that awarded TSI, LLC damages against Ajilon in the amount of approximately $3.3 million, plus interest, and also awarded Ajilon damages against TSI, LLC in the amount of approximately $214,000, plus interest. After the Court granted Ajilon’s motion to set aside the part of the jury verdict that had rejected the bulk of Ajilon’s counterclaim, the Court increased the award of damages against TSI, LLC from approximately $214,000 to approximately $2.9 million, plus interest. The result is a net amount owed to TSI, LLC in the amount of approximately $400,000, plus interest. On April 8, 2013, TSI, LLC filed a notice of appeal, appealing the Court’s decision to set aside the jury verdict, and on May 6, 2013, Ajilon filed its notice of appeal, appealing the verdict.

ANNEX E

to

SECURITY AGREEMENT

SCHEDULE OF MARKS AND APPLICATIONS;

INTERNET DOMAIN NAME REGISTRATIONS

1.	Trademarks and Trademark Applications Owned by TSI Holdings (IP), LLC

a. Registered Trademarks

Title	App. No.	App. Date	Reg. No.	Reg. Date
UXF	85/547967	February 21, 2012	4273390	January 8, 2013
COMPANIESGETFIT	78/839839	March 17, 2006	3357678	December 18, 2007
NO SWEAT FITNESS FOR THE REST OF US & DESIGN	78/718144	September 22, 2005	3320465	October 23, 2007
COMPANIESGETFIT.COM	78/581508	March 7, 2005	3345217	November 27, 2007
TOWN SPORTS INTERNATIONAL HEALTH DEVELOPMENT & DESIGN	78/507455	October 28, 2004	3035330	December 27, 2005
SPORTS CLUB FOR KIDS	78/449898	July 13, 2004	3053486	January 31, 2006
SPORTS CLUB FOR KIDS	78/447788	July 8, 2004	3053462	January 31, 2006
TRAIN YOUR HEAD	78/382970	March 12, 2004	3008637	October 25, 2005
NYSC	76/351348	December 19, 2001	2690385	February 25, 2003
WHERE YOU LIVE. WHERE YOU WORK.	75/584488	November 6, 1998	2396940	October 24, 2000
THERE’S A MILLION REASONS TO JOIN	75/575862	October 23, 1998	2370104	July 25, 2000
NYSC NEW YORK SPORTS CLUBS & DESIGN	75/405153	December 15, 1997	2224136	February 16, 1999
NYSC & DESIGN	75/405152	December 15, 1997	2225662	February 23, 1999
BSC BOSTON SPORTS CLUB & DESIGN	75/368394	October 6, 1997	2325163	March 7, 2000
BOSTON SPORTS CLUB	75/368393	October 6, 1997	2262192	July 20, 1999
WSC & DESIGN	75/367069	October 2, 1997	2548666	March 19, 2002
WSC WASHINGTON SPORTS CLUBS & DESIGN	75/367068	October 2, 1997	2606256	August 13, 2002
WASHINGTON SPORTS CLUBS	75/367067	October 2, 1997	2260453	July 13, 1999
PSC & DESIGN	75/353261	September 8, 1997	2239729	April 13, 1999
PSC PHILADELPHIA SPORTS CLUB & DESIGN	75/353260	September 8, 1997	2343957	April 18, 2000
PHILADELPHIA SPORTS CLUBS	75/353259	September 8, 1997	2333610	March 21, 2000
NEW YORK SPORTS CLUBS	75/353258	September 8, 1997	2227597	March 2, 1999
NYSC NEW YORK SPORTS CLUBS & DESIGN	75/301426	June 2, 1997	2227316	March 2, 1999
NYSC	75/301425	June 2, 1997	2182153	August 18, 1998
TOWN SPORTS INTERNATIONAL	74/359262	January 27, 1993	1806497	November 23, 1993

Title	App. No.	App. Date	Reg. No.	Reg. Date
TSI	74/359263	January 27, 1993	1801172	October 26, 1993
BSC & DESIGN	75/368395	October 6, 1997	2212754	December 22, 1998
FITCORP	78/684421	August 3, 2005	3120276	July 25, 2006

b.	Trademark Applications

Title	App. No.	App. Date
MASTER CLASS & DESIGN	85/950556	June 4, 2013
MASTER CLASS & DESIGN	85/950541	June 4, 2013
DESIGN ONLY	85/950561	June 4, 2013
DESIGN ONLY	85/950511	June 4, 2013
ULTIMATE FITNESS EXPERIENCE UXF	85/547995	February 21, 2012
UXF	85/918415	April 30, 2013
BXF BOUTIQUE FITNESS EXPERIENCE	85/895485	April 4, 2013
RIDE REPUBLIC	85/519580	January 18, 2012
RIDE REPUBLIC & DESIGN	85/950433	June 4, 2013
RIDE REPUBLIC & DESIGN	85/950465	June 4, 2013
BFX STUDIO	85/950409	June 4, 2013
RIDE REPUBLIC	85/941064	May 23, 2013
RIDE REPUBLIC	85/941034	May 23, 2013
RIDE REPUBLIC	85/941008	May 23, 2013
RIDE REPUBLIC	85/940985	May 23, 2013
RIDE REPUBLIC	85/940966	May 23, 2013
RIDE REPUBLIC	85/940958	May 23, 2013
BFX STUDIO	85/924938	May 7, 2013
BFX	85/924931	May 7, 2013
UXF ULTIMATE FITNESS EXPERIENCE	85/918509	April 30, 2013
UXF ULTIMATE FITNESS EXPERIENCE	85/918470	April 30, 2013
UXF ULTIMATE FITNESS EXPERIENCE	85/918450	April 30, 2013
UXF	85/918424	April 30, 2013
UXF	85/918421	April 30, 2013

2.	Internet Domain Name Registrations:

Domain	Date Created	Date Expires	Registrant	Vendor

ACTIVTRAXPRO.COM	06/20/2007	06/202014	Doreen Sussman	Domain Registry of America

AMILLIONREASONSTOJOIN.COM	01/3/2001	01/3/2015	Doreen Sussman	Domain Registry of America

ATLANTASPORTSCLUB.COM	03/10/2000	03/10/2013	Doreen Sussman	Domain Registry of America

Domain	Date Created	Date Expires	Registrant	Vendor

BOSTONSPORTSCLUBS.CO	07/29/2010	07/28/2011	Doreen Sussman	GoDaddy.com, Inc.

BOSTONSPORTSCLUB.COM	05/14/1998	05/13/2013	Doreen Sussman	Domain Registry of Americas

BOSTONSPORTSCLUBS.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

BOSTONSPORTSCLUBS.COM	05/14/1998	05/13/2013	Doreen Sussman	Domain Registry of America

BOSTONSPORTSCLUBSSUCK.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

BOSTONSPORTSCLUBSSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

BSC.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

BSCSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

CHICAGOSPORTSCLUB.COM	03/10/2000	03/10/2013	Doreen Sussman	Domain Registry of America

COMPANIESGETFIT.COM	08/23/2004	08/23/2011	Doreen Sussman	Domain Registry of America

DENVERSPORTSCLUB.COM	12/31/2002	12/31/2012	Doreen Sussman	Domain Registry of America

JOINBSC.COM	03/24/2008	03/24/2015	Doreen Sussman	Domain Registry of America

JOINMYSPORTSCLUB.COM	07/24/2008	07/24/2017	Doreen Sussman	Domain Registry of America

JOINMYSPORTSCLUBS.COM	07/24/2008	07/24/2017	Doreen Sussman	Domain Registry of America

JOINNYSC.COM	03/24/2008	03/24/2015	Doreen Sussman	Domain Registry of America

JOINPSC.COM	03/24/2008	03/24/2015	Doreen Sussman	Domain Registry of America

JOINWSC.COM	03/24/2008	03/24/2015	Doreen Sussman	Domain Registry of America

KUBYGETSFIT.COM	02/13/2006	02/13/2013	Doreen Sussman	Domain Registry of America

MIAMISPORTSCLUB.COM	03/10/2000	03/10/2013	Doreen Sussman	Domain Registry of America

MYREASONTOJOIN.COM	01/3/2001	01/3/2015	Doreen Sussman	Domain Registry of America

MYSPORTCLUB.CO	07/29/2010	07/28/2011	Doreen Sussman	GoDaddy.com, Inc.

MYSPORTSCLUB.CO	07/29/2010	07/28/2011	Doreen Sussman	GoDaddy.com, Inc.

Domain	Date Created	Date Expires	Registrant	Vendor

MYSPORTSCLUBS.COM	06/27/2000	06/27/2018	Doreen Sussman	Domain Registry of America

MYSPORTSCLUBS.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

MYSPORTSCO.COM	07/17/2001	07/17/2013	Doreen Sussman	Domain Registry of America

MYSPORTSCOMPANY.COM	07/18/2001	07/18/2013	Doreen Sussman	Domain Registry of America

MYSPORTSCOMPANY.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

MYTSISUMMIT.COM	02/15/2007	02/15/2012	Doreen Sussman	Domain Registry of America

MYTSISUMMIT.INFO	02/15/2007	02/15/2012	Doreen Sussman	Domain Registry of America

NEWYORKSPORTSCLUB.COM	03/10/2000	03/10/2013	Doreen Sussman	Domain Registry Of America

NEWYORKSPORTSCLUBS.CO	07/29/2010	07/28/2011	Doreen Sussman	GoDaddy.com, Inc.

NEWYORKSPORTSCLUBS.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

NEWYORKSPORTSCLUBSSUCK.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

NEWYORKSPORTSCLUBSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

NOSWEATFIT.BIZ	04/20/2005	04/19/2012	Doreen Sussman	Domain Registry of America

NOSWEATFIT.COM	04/20/2005	04/20/2012	Doreen Sussman	Domain Registry of America

NOSWEATFIT.NET	04/20/2005	04/20/2012	Doreen Sussman	Domain Registry of America

NOSWEATFITNESS.BIZ	04/20/2005	04/19/2012	Doreen Sussman	Domain Registry of America

NOSWEATFITNESS.NET	04/20/2005	04/20/2012	Doreen Sussman	Domain Registry of America

NYSC.COM	12/02/1995	12/01/2014	Doreen Sussman	Domain Registry of America

NYSC.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

NYSCSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

NYSPORTCLUB.COM	10/19/2001	10/19/2013	Francine Hancock	Domain Registry of America

PHILADELPHIASPORTS.COM	05/14/1998	05/13/2013	Doreen Sussman	Domain Registry of America

PHILADELPHIASPORTSCLUB.COM	03/10/2000	03/10/2013	Doreen Sussman	Domain Registry of America

Domain	Date Created	Date Expires	Registrant	Vendor

PHILADELPHIASPORTSCLUBS.CO	07./29/2010	07/28/2011	Doreen Sussman	GoDaddy.com, Inc.

PHILADELPHIASPORTSCLUBS.COM	01/18/2005	01/18/2016	Doreen Sussman	Domain Registry of America

PHILADELPHIASPORTSCLUBS.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

PORTLANDSPORTSCLUB.COM	12/31/2002	12/31/2012	Doreen Sussman	Domain Registry of America

POUNDSOFFCLUB.COM	04/26/2006	04/26/2015	Doreen Sussman	Domain Registry of America

PSC.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

PSCSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

ROCKTHESCALES.COM	11/22/2006	11/22/2013	Doreen Sussman	Domain Registry of America

SANFRANCISCOSPORTSCLUB.COM	12/31/2002	12/31/2012	Doreen Sussman	Domain Registry of America

SEATTLESPORTSCLUB.COM	12/31/2002	12/31/2012	Doreen Sussman	Domain Registry of America

SPORTCLUBNETWORK.COM	03/20/2002	03/20/2013	Doreen Sussman	Domain Registry of America

SPORTSCLUBNETWORK.COM	03/20/2002	03/20/2014	Doreen Sussman	Domain Registry of America

SPORTS-CLUB-NETWORK.COM	03/20/2002	03/20/2013	Doreen Sussman	Domain Registry of America

SPORTSCLUBSFORKIDS.COM	10/31/2000	10/31/2013	Doreen Sussman	Domain Registry of America

SPORTSCLUBSNETWORK.COM	03/20/2002	03/20/2013	Doreen Sussman	Domain Registry of America

SPORTS-CLUBS-NETWORK.COM	03/20/2002	03/20/2013	Doreen Sussman	Domain Registry of America

SPORTSCLUBSNETWORKS.COM	03/20/2002	03/20/2013	Doreen Sussman	Domain Registry of America

SPORTS-CLUBS-NETWORKS.COM	03/20/2002	03/20/2013	Doreen Sussman	Domain Registry of America

TORONTOSPORTSCLUB.COM	03/10/2000	03/10/2013	Doreen Sussman	Domain Registry of America

TOWN-SPORTS.COM	05/27/1998	05/26/2012	Town Sports International	Network Solutions, LLC

TOWNSPORTSINTL.COM	05/27/1998	05/26/2013	Doreen Sussman	Domain Registry of America

TSAG.COM	02/20/1997	02/21/2013	Doreen Sussman	Domain Registry of America

WASHINGTONSPORTS.COM	08/3/1996	08/2/2013	Doreen Sussman	Domain Registry of America

Domain	Date Created	Date Expires	Registrant	Vendor

WASHINGTONSPORTSCLUB.COM	03/10/2000	03/10/2013	Doreen Sussman	Domain Registry of America

WASHINGTONSPORTSCLUBS.CO	07/29/2010	07/28/2011	Doreen Sussman	GoDaddy.com, Inc.

WASHINGTONSPORTSCLUBS.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

WASHINGTONSPORTSSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

WASHINGTONSPORTSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

WSC.MOBI	09/26/2006	09/26/2011	Doreen Sussman	Dotster Inc.

WSCSUCKS.COM	10/15/1998	10/14/2012	Doreen Sussman	Domain Registry of America

ANNEX F

to

SECURITY AGREEMENT

SCHEDULE OF PATENTS

None.

ANNEX G

to

SECURITY AGREEMENT

SCHEDULE OF COPYRIGHTS

Copyright Registrations Owned by TSI Holdings (IP), LLC

Title	Reg. No.	Reg. Date
Quality management tool how to manual	TXu001345489	March 29, 2007
Washington Sports Clubs, fitness instructor certification training handbook	TX0004523595	April 14, 1997

ANNEX H

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                           (the “Grantor”) with principal offices at                                         , hereby grants to Deutsche Bank AG New York Branch, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York 10005 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

THIS GRANT, dated this                  , 20    , is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 15, 2013 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

Notwithstanding anything herein to the contrary, no security interest is granted in “intent-to-use” applications for registration of a Mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d)

Annex H

of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, to the extent that, and during the period in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

*        *        *

Annex H

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the first date written above.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

SCHEDULE A

MARK	REG. NO.	REG. DATE

ANNEX I

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a                           (the “Grantor”) with principal offices at                                         , hereby grants to Deutsche Bank AG New York Branch, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York 10005 (the “Grantee”), a continuing security interest in (i) all of the Grantor’s rights, title and interest in and to the United States patents (the “Patents”) set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

THIS GRANT, dated this                  , 20    , is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of November 15, 2013 (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

Annex I

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

*        *        *

Annex I

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the first date written above.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title:

SCHEDULE A

PATENT	PATENT NO.	ISSUE DATE

ANNEX J

to

SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

WHEREAS, [Name of Grantor], a                           (the “Grantor”), having its chief executive office at                             ,                     , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

WHEREAS, DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent, having its principal offices at 60 Wall Street, New York, New York 10005 (the “Grantee”), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of November 15, 2013, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a continuing security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Copyrights acquired under this Grant.

This Grant, dated this             , 20    , has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

*        *        *

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the second date written above.

[NAME OF GRANTOR], Grantor

By
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent and Grantee

By
Name:
Title:

By
Name:
Title: